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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15 (D)
                                       of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 13, 2004


                                 Vertica software, INC.
                (Exact name of registrant as specified in its charter)

                                       Colorado
             (State or other jurisdiction of incorporation or organization)

                                       93-1192725
                         (IRS Employer Identification Number)

                            106 East Sixth Street, Suite 900
                                   Austin, Texas 78701
                          (Address of principal executive offices)

                               William F. Mason, President
                                    Vertica Software, Inc.
                             106 East Sixth Street, Suite 900
                                    Austin, Texas 78701
                         (Name and address of agent for service)

                                    (512) 322-3900
            (Telephone number, including area code of agent for service)


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Item 5.  Other Events

         On April 13, 2004, the Plan and Agreement of Merger by and between Vertica Software, Inc., a Colorado corporation and Vertica Software, Inc., a Delaware corporation to change the state of incorporation from Colorado to Delaware was terminated. The Board of Directors determined that the extraordinary, unusual and unexpected time delay and expense associated with responding to comments of the staff of the Securities and Exchange Commission are not cost effective.


Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         None


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Vertica Software, INC.



                                          By:  /s/William F. Mason
                                             ----------------------------------
                                                  William F. Mason, President


Date:  April 13, 2004